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                                                                    Exhibit 21.1




                          SUBSIDIARIES OF THE COMPANY:
                          ----------------------------

                          Smith-Gardner & Associates, Ltd. (United Kingdom) Smith-Gardner & Associates Pty Limited (Australia)